EXHIBIT 24(c)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We consent to the incorporation by reference in this Registration Statement of Innodata Corporation on Form S-8 of our report dated March 14, 1997, appearing in the Annual Report on Form 10-KSB of Innodata Corporation for the year ended December 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





MARGOLIN,  WINER  &  EVENS  LLP

Garden  City,  New  York
June  25,  1999